SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   September 12, 2003

VSOURCE, INC.

(Exact name of Registrant as specified in its Charter)

Delaware	000-30326	77-0557617
(State of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

7855 Ivanhoe Avenue, Suite 200, La Jolla, California 92307-4508
(Address of principal executive offices)

Registrant's telephone number, including area code: (858) 551-2920

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Item 9.       Regulation FD Disclosure

            Vsource, Inc., a Delaware corporation (the "Registrant"), issued a press release dated September 12, 2003 announcing the Registrant's financial results for its fiscal quarter ended July 31, 2003. The press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is being filed pursuant to Items 9 and 12 of Form 8-K.

Item 7. Exhibits.

                        99.1   Press Release of Vsource, Inc. dated September 12, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

VSOURCE, INC.
Date: September 16, 2003	By:	/s/ Dennis M. Smith Dennis M. Smith Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release

END